GOLDMAN SACHS TRUST

Goldman Sachs Municipal Income Completion Fund

(the “Fund”)

Supplement dated December 13, 2024 to the

Prospectus and Summary Prospectus, each dated July 29, 2024

Effective January 13, 2025, the Fund will no longer seek to maintain an expected duration range between two and eight years.

This Supplement should be retained with your Prospectus and Summary Prospectus.

MUNINCCOMPDURSTK 12-24